                                                                   EXHIBIT 10.20

REDACTED                                 CONFIDENTIAL TREATMENT REQUESTED
                                         --------------------------------
                                           The asterisked portions of this
                                         document have been omitted and are
                                         filed separately with the Securities
                                         and Exchange Commission

[LETTERHEAD OF HUGHES COMMUNICATIONS, INC.]



June 10, 1996

In Reply Refer to:
FDS-96-06-08-001


Hughes Space & Communications Company
Post Office Box 92919, Airport Station
Bldg: S24 MS: D545
Los Angeles, CA 90009
Attn: Christine L. Kung

Re:  Galaxy XI Spacecraft Acquisition

Ref: 1) Hughes Space & Communications Co. ROM Price Estimates dated 22 March 1996


Dear Ms. Kung:

Based upon discussions between Hughes Space & Communications Company (HSC) and Hughes Communications Galaxy, Inc. (HCG), the following general terms regarding the Galaxy XI program are forwarded for your concurrence:

     * HCG agrees to extend Galaxy XI Research & Development activities through 15 December 1996. The authorized funding value of ********* shall be increased by ********* to allow for design activities and long lead part procurements for inventory, as proposed in the referenced HSC proposal.

     * Technical Exhibits shall be based upon the Galaxy XI program configuration defined in Attachment I hereto and shall be finalized by 22 November 1996.

     * The Terms & Conditions of the Galaxy XI Acquisition Agreement shall be based in part upon satisfactory completion of action items from the 5 June HCI/HSC new business meeting, and the Galaxy IX terms and conditions previously accepted.

     * Spacecraft construction shall not begin until HCG receives authorization (either by issuance of a license or 319(D) waiver from the FCC to proceed with construction of the Galaxy XI Spacecraft.

     * The Acquisition Agreement shall be executed no earlier than receipt of FCC authorization to proceed with construction by license or waiver.

C. Kung Distribution
--------------------
  B. Balhaus
  D. Baker
  B. Durling
  N. Mateyka
  T. Mattis

Ms. Christine L. Kung
June 10, 1996
Page 2 ..............


Please signify your concurrence with these general terms by countersigning the space provided below. If you have any questions regarding this information, please feel free to contact me at any time. Thank you for your continued support of the Galaxy program.

Sincerely,

/s/ Faye D. Siskel

Faye D. Siskel
Senior Contract Negotiator

                                     Concurrence*:

                                     Hughes Space & Communications Company

                                     By:  /s/ Christine Kung
                                          --------------------------------

                                     Title: Contracts Manager
                                            ------------------------------

                                     Date:  21 August 1996
                                            ------------------------------

                                     * Contingent upon similar terms to those
                                       proposed on 24 May 1996 on Galaxy X.
                                       (Note: Liquidated Damages were not
                                       included)  /s/ CK

cc:  C. Brown
     J. Farrell
     W. Kollar
     T. Mattis (HSC)
     H. McDonnell
     P. McLellan